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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-87715, No. 333-39129, No. 333-59859, No. 33-
85272, No. 33-94972, 333-41954 and 333-54010) of Mattson Technology, Inc of
our report dated February 9, 1999 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
_____________________________________
PricewaterhouseCoopers LLP

San Jose, California
March 29, 2001